RYDEX SERIES FUNDS

Event Driven and Distressed Strategies Fund

Long/Short Commodities Strategy Fund

Flexible Strategies Fund (formerly Long Short Interest Rate Strategy Fund)

Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

U.S. Long Short Momentum Fund

Supplement dated October 3, 2012

to each currently effective A-Class Shares, C-Class Shares and Institutional Class Shares

Prospectus for the Funds listed above

This supplement provides new and additional information beyond that contained in the Prospectuses listed above (the “Prospectuses”) and should be read in conjunction with the Prospectuses.

Conversion of A-Class Shares and C-Class Shares into Institutional Class Shares

Certain shareholders of A-Class Shares or C-Class Shares of a Guggenheim Investments Fund that offers Institutional Class Shares may be eligible to convert their A-Class Shares or C-Class Shares into Institutional Class Shares of that Fund subject to applicable sales charges. To further explain the conversion feature, the following paragraph is added prior to the second to last paragraph under “Buying, Selling and Exchanging Fund Shares” in the Prospectuses:

A-Class and C-Class Shareholders of a Guggenheim Investments Fund that offers Institutional Class Shares may convert their A-Class Shares or C-Class Shares into Institutional Class Shares of that Fund if they meet the eligibility criteria for Institutional Class Shares described above. Sales charges may apply to any such conversion. Please see “Sales Charges - A-Class Shares and C-Class Shares Sales Charges Applicable Upon Conversion” for more information.

In addition, the following paragraph is added as the last paragraph under “Sales Charges” in the Prospectuses:

A-CLASS SHARES AND C-CLASS SHARES SALES CHARGES APPLICABLE UPON CONVERSION

Shareholders of A-Class Shares that were not subject to an up-front sales charge because they invested $1 million or more in a Fund at the time of their initial investment and that are eligible to convert their shares into Institutional Class Shares would be subject to a 1.00% CDSC if they elect to convert their A-Class Shares within 12 months of their purchase of such A-Class Shares. The 1.00% CDSC would be based on the initial purchase price or current market value, whichever is lower.

Shareholders of C-Class Shares that are eligible and elect to convert their C-Class Shares into Institutional Class Shares within 12 months of their purchase of such C-Class Shares will be subject to a 1.00% CDSC based on their initial purchase price or current market value, whichever is lower.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SERACI-SUP4